1) Fair Valuation Measurements

The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below.

•	Level 1 - Quoted prices in active markets for identical securities.

•	Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•	Level 3 - Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

When using the market quotations or closing price provided by the pricing service for equity investments, including common stocks, preferred stocks, foreign issued common stocks, exchange-traded funds, closed end mutual funds and real estate investment trusts, which are traded on an exchange are valued at the last sale price reported by the exchange on which the securities are primarily traded on the day of valuation and when the market is considered active, the security will be classified as a Level 1 security. When using the mean between the latest bid and ask price, the security will be classified as Level 2. Gold bullion is valued using the latest available price on that valuation day, the security is classified as Level 1.

Investment in mutual funds, including money market funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the fund and will be classified as Level 1 securities.

Debt securities, such as corporate bonds, convertible bonds, commercial paper, money market deposit accounts and U.S. government agency issues for which market quotations are not readily available may be valued based on information supplied by independent pricing services using matrix pricing formulas and/or independent broker bid quotations and are classified as Level 2. Warrants and rights for which the underlying security is registered and equities which are subject to a required holding period, but have a comparable public issue, are valued in good faith by the adviser pursuant to procedures established under the general supervision and responsibility of the Fund’s Board of Trustees. These securities will generally be classified as Level 2 securities. If the warrant or right is exchange traded and the official closing price of the exchange is used, these instruments are classified as Level 1 securities. Options can diverge from the prices of their underlying instruments. These are valued at the composite last price reported by the exchange on which the options are primarily traded on the day of the valuation and are classified as Level 1. If there is no composite last price on a given day the mean between the latest bid and ask price will be used. These contracts are classified as Level 2.

Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures established under the general supervision and responsibility of the Fund’s Board of Trustees and will be classified as Level 3 securities. In determining fair value, the Fund will seek to assign a value to the security which it believes represents the amount that the Fund could reasonably expect to receive upon its current sale. With respect to securities that are actively traded on U.S. exchanges, the Fund expects that market quotations will generally be available and that fair value might be used only in limited circumstances, such as when trading for a security is halted during the trading day.

For securities traded principally on foreign exchanges, the Fund may use fair value pricing if an event occurs after the close of trading of the principal foreign exchange on which a security is traded, but before calculation of the Fund’s NAV, which the Fund believes affects the value of the security since its last market quotation. Such events may involve situations relating to a single issuer (such as news related to the issuer announced after the close of the principal foreign exchange), or situations relating to sectors of the market or the markets in general (such as significant fluctuations in the U.S. or foreign markets or significant changes in exchange rates, natural disasters, armed conflicts, or governmental actions).

In determining whether a significant event has occurred with respect to securities traded principally in foreign markets, the Fund may engage a third party fair value service provider to systematically recommend the adjustment of closing market prices of non-U.S. securities based upon changes in a designated U.S. securities market index occurring from the time of close of the relevant foreign market and the close of the NYSE. Fair value pricing may also be used to value restricted securities held by the Fund or securities with little or no trading activity for extended periods of time. Fair value pricing involves judgments that are inherently subjective and inexact and it is not possible to determine with certainty when, and to what extent, an event will affect a market price. As a result, there can be no assurance that fair value pricing will reflect actual market value and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

The following is a summary of the inputs used to value the Fund’s investments at September 30, 2022.

Investments in Securities at Value
Sprott Gold Equity Fund*	Level 1	Level 2	Level 3	Total
Assets
Common Stocks
Gold Related	$521,528,540	$962,121	$—	$522,490,661
Other Precious Metals Related	63,670,968	—	402,089	64,073,057
Other	179,249	—	7,496,256	7,675,505

Total Common Stocks	585,378,757	962,121	7,898,345	594,239,223
Private Fund ^	—	—	—	11,915,142
Gold Bullion	106,738,913	—	—	106,738,913
Warrants	—	207,778	—	207,778
Short-Term Investments	42,899,299	—	—	42,899,299

Total Assets	$735,016,969	$1,169,899	$7,898,345	$756,000,355

*	For a detailed sector breakdown, please see the accompanying Schedules of Investments.
**

Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the Schedule of Investments.

^

As of September 30, 2022, the Fund invests in a private fund that primarily invests in physical gold and is subject to redemption restrictions. This private fund investment can only be disposed of with notice given 24 hours in advance of redemption. Due to the elapsed time, the investment of the Fund is not subject to any redemption fees going forward.

Below is a reconciliation that details the activity of securities in Level 3 during the current fiscal period:

Sprott Gold Equity Fund
Beginning Balance - December 31, 2021	$8,967,947
Purchases	—
Sales	—
Realized gains	—
Realized losses	—
Change in unrealized appreciation (depreciation)	(1,011,885)
Transfers in/(out) of Level 3	(57,717)

Ending Balance - September 30, 2022	$7,898,345

As of September 30, 2022 the change in unrealized appreciation (depreciation) on positions still held for securities that were considered Level 3 was ($1,053,861).

2) Transactions with Affiliates*

The following issuers are affiliated with the Fund; that is, the Adviser had control of 5% or more of the outstanding voting securities during the period from January 1, 2022 through September 30, 2022. As defined in Section (2)(a)(3) of the Investment Company Act of 1940; such issues are:

												Change in Gross Unrealized Appreciation/ (Depreciation)

	January 1, 2022		Additions		Reductions		September 30, 2022						September 30, 2022
Issuer Name	Share Balance	Cost	Share Balance	Cost	Share Balance	Cost	Share Balance	Income	Interest Income	Dividend Income	Realized Gain/(Loss)		Value	Cost
Sprott Gold Equity Fund
Baru Gold Corp.	13,290,993	$22,795,998	—	$—	—	$—	13,290,993	$—	$—	$—	$—	$(713,952)	$336,761	$22,795,998
Baru Gold Corp. Warrant	3,321,250	—	—	—	(3,321,250)	—	—	—	—	—	—	—	—	—
Corvus Gold Inc. (a)	3,226,901	2,212,904	—	—	(3,226,901)	(2,212,904)	—	—	—	—	8,359,491	(8,016,373)	—	—
Corvus Gold Inc. (a)	1,739,130	1,561,600	—	—	(1,739,130)	(1,561,600)	—	—	—	—	4,136,365	(4,047,832)	—	—
Corvus Gold Inc. (a)	6,954,100	8,503,013	—	—	(6,954,100)	(8,503,013)	—	—	—	—	14,280,917	(13,926,907)	—	—
Corvus Gold Inc. (a)	9,500,000	7,163,141	—	—	(9,500,000)	(7,163,141)	—	—	—	—	23,961,999	(23,478,386)	—	—
Falco Resources Ltd.	23,722,300	14,359,879	—	—	—	—	23,722,300	—	—	—	—	(2,003,874)	3,434,655	14,359,879
Falco Resources Ltd. Warrant	3,750,000	—	—	—	—	—	3,750,000	—	—	—	—	(82,784)	23,347	—
Gold Bullion International LLC	5,000,000	5,000,000	—	—	—	—	5,000,000	—	—	—	—	—	6,900,000	5,000,000
I-80 Gold Corp.	12,915,264	24,346,322	3,000,000	6,307,680	—	—	15,915,264	—	—	—	—	(9,744,353)	28,112,531	30,654,002
I-80 Gold Corp.	3,000,000	6,307,680	—	—	(3,000,000)	(6,307,680)	—	—	—	—	—	(942,409)	—	—
I-80 Gold Corp. Warrant	1,330,000	—	—	—	(1,330,000)	—	—	—	—	—	—	(246,244)	—	—
International Tower Hill Mines Ltd.	18,664,631	35,619,856	—	—	—	—	18,664,631	—	—	—	—	(3,981,381)	9,593,433	35,619,856
International Tower Hill Mines Ltd.	6,750,222	22,383,358	—	—	—	—	6,750,222	—	—	—	—	(1,464,798)	3,494,590	22,383,358
International Tower Hill Mines Ltd.	1,666,667	8,833,502	—	—	(296,929)	(1,573,754)	1,369,738	—	—	—	(1,258,002)	1,065,616	704,032	7,259,748
Jaguar Mining Inc.	5,746,159	3,644,952	—	—	(9,600)	(6,090)	5,736,559	—	—	456,653	37,017	(6,864,742)	12,707,764	3,638,862
MAG Silver Corp.	1,432,665	15,000,003	—	—	—	—	1,432,665	—	—	—	—	(4,526,889)	17,932,297	15,000,003
MAG Silver Corp.	1,686,595	20,382,833	94,540	1,457,893	(38,300)	(432,852)	1,742,835	—	—	—	304,945	(5,703,404)	21,750,581	21,407,874
Nickel Creek Platinum Corp.	14,037,494	2,596,104	—	—	—	—	14,037,494	—	—	—	—	(167,080)	609,729	2,596,104
Nickel Creek Platinum Corp. Warrant	6,189,601	—	—	—	(6,189,601)	—	—	—	—	—	—	—	—	—
Nickel Creek Platinum Corp. Warrant	1,658,293	—	—	—	—	—	1,658,293	—	—	—	—	(13,993)	9,604	—
Nulegacy Gold Corp.	37,852,485	6,682,142	—	—	—	—	37,852,485	—	—	—	—	(7,141)	890,582	6,682,142
NuLegacy Gold Corp. Warrant	4,648,198	—	—	—	—	—	4,648,198	—	—	—	—	—	—	—
Osisko Mining Inc.	15,384,239	45,113,236	—	—	—	—	15,384,239	—	—	—	—	(11,923,318)	34,413,652	45,113,236
Osisko Mining, Inc. Warrant	932,500	—	—	—	(932,500)	—	—	—	—	—	—	—	—	—
Silvercrest Metals Inc.	4,056,600	23,986,557	—	—	—	—	4,056,600	—	—	—	—	(9,544,821)	22,524,430	23,986,557
Strategic Metals Ltd.	9,886,500	14,175,946	—	—	—	—	9,886,500	—	—	—	—	(874,650)	1,860,854	14,175,946
Tocqueville Bullion Reserve LP - Class G (b)	7,619	13,795,735	—	—	—	—	7,619	—	—	—	—	(1,071,466)	11,915,142	13,795,735
Victoria Gold Corp.	—	—	2,514,600	29,420,619	(50,000)	(602,725)	2,464,600	—	—	—	(173,650)	(14,205,324)	14,612,570	28,817,894
West African Resources Ltd. (a)	24,900,000	4,486,034	—	—	—	—	24,900,000	—	—	—	—	(7,189,341)	16,723,702	4,486,034

		$308,950,795		$37,186,192		$(28,363,759)		$—	$—	$456,653	$49,649,082	$(129,675,846)	$208,550,256	$317,773,228

*	All affiliates listed are neither majority-owned subsidiaries or other controlled companies.
(a)	Security is no longer an affiliated company at September 30, 2022.
(b)

Tocqueville Bullion Reserve (“TBR”) is a Delaware Limited Partnership created for the purpose of owning physical gold. John Hathaway is an independent Director of the TBR Cayman entities and is a TBR limited partner.